CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CavitationTechnologies, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, RL Hartshorn, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RL Hartshorn
RL Hartshorn, Chief Financial Officer

Date:	May 17, 2010

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A signed original of this written statement required by Section 906 has been provided to Cavitation Technologies, Inc. and will be retained by Cavitation Technologies, Inc.. and furnished to the Securities and Exchange Commission or its staff upon request.